                                  EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906

Pursuant  to  18  U.S.C. Section 1350 as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act  of  2002,  I,  the  undersigned  officer  of  the  Mayquest
Ventures, Inc. (the "Company"), hereby certify to my knowledge that:

The  Report on Form 10-Q for the period ended September 30, 2010 of the Company fully  complies,  in  all  material  respects, with the requirements of Section
13(a) or 15(d) of the Securities Exchange  Act  of  1934,  and  the information contained  in  the  Report  fairly  represents,  in all material respects,  the financial condition and results of operations of the Company.

A signed original of this written statement required  by  Section  906 has been provided  to  the Company and will be retained by the Company and furnished  to the Securities and Exchange Commission or its staff upon request.

                                               By:   /s/ Roman Zherdytskyi
                                               --------------------------------
                                               President and Director and
                                               Chief Executive Officer,
                                               Chief Financial Officer and
                                               Principal Accounting Officer

Date: October 5, 2010